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                                                                    Exhibit 99.1
                                                                    ------------


                                CERTIFICATIONS OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Victor Salerno, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of American Wagering, Inc. for the annual period ended January 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of American Wagering, Inc


                         By:    /s/ Victor  Salerno
                                -------------------------
                         Name:  Victor  Salerno

                         Title: Chief  Executive  Officer

                         Date:  April  25,  2003

I, Timothy F. Lockinger, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of American Wagering, Inc. for the annual period ended January 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of American Wagering, Inc.

                         By:    /s/ Timothy  F.  Lockinger
                                -------------------------
                         Name:  Timothy  F.  Lockinger

                         Title: Chief  Financial  Officer

                         Date:  April  25,  2003